MERRILL LYNCH INVESTOR CHOICE ANNUITYSM (IRA SERIES)

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

MERRILL LYNCH VARIABLE ANNUITY SEPARATE ACCOUNT D

Supplement dated February 5, 2021

to the

Prospectus dated May 1, 2018

MERRILL LYNCH INVESTOR CHOICE ANNUITYSM (IRA SERIES)

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D

Supplement dated February 5, 2021

to the

Prospectus dated May 1, 2014

This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’). You should read this Supplement in conjunction with the applicable Prospectus and retain it for future reference. Except as indicated in this Supplement, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

Effective on February 5, 2021 (the “Closure Date”), the following subaccount (the “Subaccount”) will be closed to new investment.

•	JPMorgan Small Cap Growth Fund

“Closed to new investments” means no one can allocate additional amounts (either through policy transfers or additional premiums) to the Subaccount after the Closure Date, unless you have policy value in the Subaccount as of the Closure Date.

If you have any amount in the Subaccount on the Closure Date, you may do the following (subject to the terms and conditions contained in the prospectus):

•	allocate additional premium payments to the Subaccount;

•	transfer amounts out of the Subaccount into other subaccounts;

•	withdraw amounts from the Subaccount; and

•	maintain your current investment in the Subaccount.

If you have policy value in the Subaccount on the Closure Date and transfer all policy value out of the Subaccount after the Closure Date you will not be able to reallocate policy value back into the Subaccount.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.

Please note:    If you move all policy value out of the Subaccount after the Closure Date and have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging, asset rebalancing or riders that contain asset allocation or rebalancing requirements) directing us to invest in the Subaccount, you will need to provide us with new instructions for amounts that would have otherwise gone into that Subaccount. If you do not provide new instructions:

•

subsequent premium payments and dollar cost averaging transactions will be re-allocated pro-rata to the remaining available investment choices according to the investment allocation instructions you previously provided; and

•	transfers and asset rebalancing transactions will not be processed and new instructions will be required.

Any references in the Prospectus to the above Subaccount is hereby changed as noted above.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.